Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (March 1, 2022).  Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses FOR EACH BUSINESS Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans Our Core Lift Truck Business Hyster-Yale Group Our Attachments Business Bolzoni Our Fuel Cell Business Nuvera

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance Lift Truck Bolzoni Nuvera Revenue $2,897.4 $347.8 $0.7 Operating Loss ($86.9) ($1.8) ($62.3) Adjusted Operating Loss(2) ($31.3) ($1.8) ($36.2) Net Loss (1) ($111.9) ($0.2) ($59.4) Adjusted Net Loss(2) ($24.2) ($1.6) ($17.1) Adjusted EBITDA(2) $8.3 $11.4 ($46.6) Net Cash (Debt) at end of period ($430.1) ($23.1) $0.2 Approximate # of Employees (globally) 6,600 1,300 200 Key Metrics In millions (except employee data) FY 12/31/2021 FY 12/31/2021 Sales by Segment _____________________  For purposes of this presentation, Net Loss refers to Net loss attributable to stockholders. Adjusted Operating Loss, Adjusted Net Loss and Adjusted EBITDA are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 29. ~0.0%

Full Lift Truck Product Line - Over 560 Different Truck Models Available

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	**CLASS 2**	**CLASS 3**	**CLASS 4**	**CLASS 5**
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T

Hyster® & Yale® > 380 models



Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
End Rider
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Container Handlers
Laden / Empty

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	

HY Maximal > 180 models



Electric
3-wheel
4-wheel
Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Reach Stacker
Empty Container Handler
Side Loader
Rough Terrain Forklift

Transforming Hyster-Yale
5
HYSTER-YALE MATERIALS HANDLING

...with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery | Lithium-ion Battery | Fuel Cell Engine | LPG, Bi-Fuel, CNG EPA LSI / Stage V | Diesel GB III / Stage III | Diesel Tier 4 / Stage V

Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Solutions



Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

62,000+ assets under management



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation
DEALER DBS



Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Transforming Hyster-Yale 6 HYSTER-YALE MATERIALS HANDLING

Global Lift Truck Market

Global Lift Truck Industry Size

(units in thousands)

Long-term CAGR (2004 – 2021) = **7.3%**



2,700
2,400
2,100
1,800
1,500
1,200
900
600
300
0
872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Trend line represents 7.3% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake.

North America Retail Lift Truck at Trend Line



100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Q1 72 Q1 74 Q1 76 Q1 78 Q1 80 Q1 82 Q1 84 Q1 86 Q1 88 Q1 90 Q1 92 Q1 94 Q1 96 Q1 98 Q1 00 Q1 02 Q1 04 Q1 06 Q1 08 Q1 10 Q1 12 Q1 14 Q1 16 Q1 18 Q1 20
Trend
Upper Limit
Lower Limit
NA

Source: ITA. Represents quarterly order intake.

Lift Truck Industry Q4 2020 versus Q4, Q3, Q2 and Q1 2021



Global Industry
(units in thousands)
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021



Americas Industry
(units in thousands)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021



EMEA Industry
(units in thousands)
250.0
200.0
150.0
100.0
50.0
-
Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021



JAPIC Industry
(units in thousands)
300.0
290.0
280.0
270.0
260.0
250.0
240.0
230.0
220.0
Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021

Source: WITS Orders Reports.

Transforming Hyster-Yale

7

HYSTER-YALE MATERIALS HANDLING

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports. Recovery in bookings in all Geographic areas since Q2 2020 lows, but moderating in past 3 to 6 months

Lift Truck Unit Class Shipments _____________________ Source: Company: FY 12/31/21 Unit Revenues Industry Units by Geography _____________________ Source: Company: FY 12/31/21 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. FY 12/31/21 Orders Reports. _____________________ Source: WITS. FY 12/31/21 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: FY 12/31/21 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix

HY Faces Significant Headwinds as Economy Continues to Grow Headwinds presented significant challenges in 2021, and many are expected to continue, with some moderation, into the third quarter of 2022 Component cost inflation due to commodity prices Logistic delays and capacity constraints Non-renewal of U.S. tariff exclusions Expediting and premium freight costs Timing of price increases to match cost increase timing Supplier component volume shortages

Results for Q4 2021 Consolidated vs. Q4 2020 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted Operating Loss, Adjusted Net Loss and Adjusted EBITDA are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 29. ($ in millions)

($ in millions) Results for Q4 2021 Consolidated vs. Q4 2020 continued Lift Truck bookings increased 16.5% over Q4 2020 levels, but at a more moderate pace than in the first three quarters of 2021 due to a moderating market Consolidated revenues increased 15.3% over Q4 2020 due to a 24.2% increase in shipments Despite improved Lift Truck shipments and a record backlog level of 105,300, Lift Truck production and shipments severely disrupted by component availability Significant operating loss at Lift Truck and small operating loss at Bolzoni due to material and freight cost inflation, manufacturing variances driven by component shortages and higher operating expenses over Q4 2020 due to reinstatement of pre-pandemic compensation and benefits $55.6m non-cash goodwill impairment charge to operations in Lift Truck JAPIC segment, $43.9m at net loss line after non-controlling interest share Significant operating loss at Nuvera resulting from decrease in revenues over Q4 2020 and an additional $1.3m non-cash reduction in inventory value to estimated net realizable value, recorded in Q4 2021, due to reduced near-term sales prospects Q4 2021 consolidated net loss includes a $19.4 million charge, $58.6m for FY 2021, for additional valuation allowances primarily on certain U.S. and UK deferred tax assets

Business Prospects (Outlook)

- Lift Truck Market and bookings
  - FY 2022 Lift Truck Market expected to recede from 2021 historical highs
    - Expected to remain higher than pre-pandemic levels
  - Bookings – substantial decrease anticipated in 2022 compared with 2021, with rate of decrease expected to moderate in Q4
- Lift Truck segment – significant operating and net losses expected in Q1 2022, moderated losses in Q2 2022, profitability in Q3 2022, and substantial profit in Q4 2022 and in 2023
  - FY 2022 shipments expected to increase significantly over FY 2021 in the later part of the year
  - Component shortages from supply chain constraints expected to continue through early Q3 2022, but begin to moderate in H1 2022
  - Significant material and freight cost expected to remain high in FY 2022 over 2021; signs material costs may have peaked
- Bolzoni
  - Significant increase in operating profit and net income expected in FY 2022 over FY 2021
  - Component shortages expected to moderate in 2022 and pricing expected to permit improved returns as the year progresses
- Nuvera
  - Focused on ramping up demonstrations, quotes and bookings for the E45kw and E60kw engines
  - Excluding impact of 2021 inventory and fixed asset charges, moderately reduced losses expected in 2022 due to anticipated enhanced fuel cell shipments
- Consolidated results expected to return to operating profit in H2 2022 assuming resolution of component shortages and stabilization of costs. H2 2022 anticipated profits not expected to offset losses in H1 2022.

Transforming Hyster-Yale

13

HYSTER-YALE MATERIALS HANDLING

Liquidity: Hyster-Yale Priorities for Use of Cash

Focus on Maintaining Liquidity

- Unused Borrowing Capacity of ~$165.1m and ~$65.5m in Cash @ 12/31/21
- HY managing capital expenditures, operating expenses and production plan in a manner to protect liquidity
- Program of strict controls over operating expenses implemented, including delays in timing of strategic program investments
- Key focus on reducing inventory significantly by using current inventory to build trucks for which production was significantly delayed due to parts shortages

INVESTMENTS

Lift Truck Business
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Fuel Cell Business
Investments to commercialize Nuvera fuel cell technology

Attachments Business
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Return Cash to Stockholders

Annual Dividends(1)			
2018	2019	2020	2021
$20.4m $1.24/ share	$21.0m $1.27/ share	$21.3m $1.27/ share	$21.6m $1.29/ share
2012 to 2014 Share Buyback			
$49.8m / 694,653 shares of Class A common stock			

(1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2018, 2019 and 2021.

Transforming Hyster–Yale
14
HYSTER-YALE MATERIALS HANDLING

Capital and R&D Expenditures Cap Ex spend in 2021 slightly lower than reduced 2020 spend (total $ in millions) CAPITAL EXPENDITURES R&D EXPENDITURES Reduced R&D in 2020 mostly restored in 2021. (total $ in millions)

Target Economics Goal and Gap to Target Lift Truck Business Q4 2021 Gap to Target Economics Actual Lift Truck Operating Profit Margin % (11.9)% Margin % Variances – including impact of Tariffs 10.0% Volume % Variances* Manufacturing variances/other 1.9% Operating Expenses (0.1)% JAPIC Goodwill Impairment charge 7.1% Total Volume Variances* 8.9% Lift Truck Operating Profit Margin % Gap 18.9% Lift Truck Operating Profit Margin % Target 7.0% Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Expect to exceed 7% operating profit target as programs mature Target is to increase revenue and subsequently move to break even then on towards significant profitability in the long term *Expected to achieve with annual sales of 140,000 HY-produced lift truck units (mix dependent).

Hyster-Yale Strategic Projects Expected To Be Transformative…

Priority Projects

Our Core Lift Truck Business

Product Operations

- Modular Products
- Plant Footprint Optimization
- New Low-Intensity Products
- Warehouse Range Expansion
- Electrification of ICE Products
- Integrated Fuel Cell Solutions
- Automation Solutions

Commercial Operations

- Industry Strategy Focus
- Increased Direct Selling
- Digital Initiatives - Sales & Service
- HY Impact Pipeline Management

Our Attachments Business

- One Company, 3 Brands
- North America Expansion
- Silver Line Products
- Industry Focus
- JAPIC Expansion

Our Fuel Cell Business

- Sales of Certified E45kW and E60kW Engines
- Fuel Cell Range Extenders for Heavy-Duty Applications
- Expansion of Fuel Cell Engine Range - Initiated development of E125kW
- Battery Box Replacement (BBR) Sales through Lift Truck Business

Each project has specific focus, actions, timing and expected results

Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon

Transforming Hyster-Yale

17

HYSTER-YALE MATERIALS HANDLING

Lift Truck Modular and Scalable Platforms Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Lift Truck Telemetry and Operator Assist System Solutions Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution Total cost of operation visibility Productivity and utilization Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products Horizontal (Balyo) Vertical (JBT) Partner Solutions TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN 2022 Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation

Objective is to Transform Commercial Competitiveness in an Evolving Market Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation-Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities BOLZONI Transformation BOLZONI TRANSFORMATION BOLZONI GROWTH AMERICAS & CHINA HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS

Nuvera Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME A minimum of an 18-month process

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market E-Series Fuel Cell Engines: E-45 and E-60 Easily integrated fuel cell module For medium- and heavy- duty equipment and vehicles EN-125 In development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Valuation Approach Should Vary by Business Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Strong Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect superior ROIC levels due to Hyster-Yale’s distribution strategy Venture / Technology Industry Distinct Technology / Patents in Fuel Cell Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Fuel Cell Business

HY – A Solid Investment Option Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Strong Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect superior ROIC levels due to Hyster-Yale’s distribution strategy Fuel Cell Business 26 At Lift Truck business, progressive improvement expected from large losses in Q1 2022 to significant profit in Q4 2022 and in 2023 At Bolzoni, progress expected from moderate profit in Q1 2022 to enhanced profits over next three quarters Nuvera bookings momentum for E-45 and E-60 expected to build in 2022 versus 2021 and then continue to increase again in 2023 Overall, Consolidated HY expected to move from large loss in Q1 2022 to significant profit in Q4 2022 and in 2023

HY – A Solid Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation

Transformative Products

- Modular & Scalable
- Low Intensity

Technological Accelerators

- Electrification, Fuel Cell, Telemetry, Automation & Web Presence

Transformation of Sales Approach

- AsOne, HY Impact & HY Flow programs
- Industry approach

Bolzoni Transformation

Transformation of Global Business Structure

- One Company / 3 Brands
- Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)
- Industry approach

Nuvera Transformation

- Commercialization of E-45 / E-60 engines globally
- Commercial Partnerships

Long-term Focused, Not Short-term Oriented

Transforming Hyster–Yale

27

HYSTER-YALE MATERIALS HANDLING

Appendix

Non-GAAP Disclosure Adjusted EBITDA, Adjusted Cash Flow before Financing, Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. Adjusted Operating Profit (Loss) is defined as operating profit (loss) before Goodwill and fixed asset impairment charges. Adjusted Net Income (Loss) is defined as income (loss) before Goodwill and fixed asset impairment charges, valuation allowance for certain deferred tax assets and noncontrolling interest income (loss). For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation Adjusted EBITDA

($ in millions)	Year Ended December 31					Qtr.	Qtr.
Consolidated	**2017**	**2018**	**2019**	**2020**	**2021**	**12/31/20**	**12/31/21**
Reconciliation of EBITDA							
Net income (loss) attributable to stockholders	$48.6	$34.7	$35.8	$37.1	$(173.0)	$13.1	$(103.3)
Goodwill and other intangible assets impairment charges	4.9	-	-	-	55.6	-	55.6
Fixed Asset impairment charges	-	-	-	-	10.0	-	-
Noncontrolling interest income (loss)	0.3	(0.4)	0.8	1.4	(10.2)	0.1	(11.5)
Income tax provision (benefit)	44.9	2.3	11.3	3.7	28.3	1.2	7.8
Interest expense	14.6	16.0	19.8	13.7	15.5	3.0	4.8
Interest income	(3.6)	(2.4)	(1.8)	(1.4)	(0.6)	(0.2)	(0.3)
Depreciation and amortization expense	42.8	44.0	43.3	42.9	46.2	11.1	11.5
Adjusted EBITDA	**$152.5**	**$94.2**	**$109.2**	**$97.4**	**$(28.2)**	**$28.3**	**$(35.4)**

($ in millions)	Year Ended December 31					Qtr.	Qtr.
Lift Truck	**2017**	**2018**	**2019**	**2020**	**2021**	**12/31/20**	**12/31/21**
Reconciliation of EBITDA							
Net income (loss) attributable to stockholders	$71.8	$56.7	$58.3	$62.9	$(111.9)	$20.3	$(94.6)
Goodwill and other intangible assets impairment charges	-	-	-	-	55.6	-	55.6
Noncontrolling interest income (loss)	(0.4)	(0.9)	-	1.1	(10.9)	0.1	(11.7)
Income tax provision	59.4	10.6	20.8	13.1	28.8	4.8	12.7
Interest expense	13.9	15.4	19.2	13.1	15.0	2.8	4.7
Interest income	(3.7)	(2.6)	(1.8)	(1.3)	(0.6)	(0.2)	(0.3)
Depreciation and amortization expense	29.6	33.5	30.6	30.1	32.3	7.9	7.9
Adjusted EBITDA	**$170.6**	**$112.7**	**$127.1**	**$119.0**	**$8.3**	**$35.7**	**$(25.7)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

30

HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation Adjusted EBITDA *continued*

($ in millions)	Year Ended December 31					Qtr.	Qtr.
Bolzoni	**2017**	**2018**	**2019**	**2020**	**2021**	**12/31/20**	**12/31/21**
Reconciliation of EBITDA							
Net income (loss) attributable to stockholders	$3.9	$5.8	$2.8	$0.2	$(0.2)	$(2.0)	$(2.4)
Noncontrolling interest income	0.7	0.5	0.8	0.3	0.7	-	0.2
Income tax provision (benefit)	1.0	2.1	0.2	-	(2.3)	0.3	0.4
Interest expense	0.8	0.8	0.7	0.8	0.8	0.3	0.2
Interest income	-	-	-	(0.3)	(0.3)	(0.1)	(0.1)
Depreciation and amortization expense	11.2	9.7	11.7	11.7	12.7	2.9	3.2
Adjusted EBITDA	**$17.6**	**$18.9**	**$16.2**	**$12.7**	**$11.4**	**$1.4**	**$1.5**

($ in millions)	Year Ended December 31					Qtr.	Qtr.
Nuvera	**2017**	**2018**	**2019**	**2020**	**2021**	**12/31/20**	**12/31/21**
Reconciliation of EBITDA							
Net loss attributable to stockholders	$(26.7)	$(27.9)	$(25.2)	$(25.6)	$(59.4)	$(7.0)	$(10.9)
Goodwill and other intangible assets impairment charges	4.9	-	-	-	-	-	-
Fixed asset impairment charges	-	-	-	-	10.0	-	-
Income tax provision (benefit)	(15.3)	(10.5)	(9.7)	(9.2)	1.6	(2.4)	(0.1)
Interest expense	-	0.1	-	-	-	-	-
Interest income	-	-	(0.1)	-	-	-	-
Depreciation and amortization expense	2.0	0.8	1.0	1.1	1.2	0.3	0.4
Adjusted EBITDA	**$(35.1)**	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(46.6)**	**$(9.1)**	**$(10.6)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

31

HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation CONSOLIDATED ($ in millions) Year Ended December 31 Qtr. 2017 2018 2019 2020 2021 12/31/21 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $164.7 $67.6 $76.7 $166.9 $(253.5) $(61.7) Net cash used for investing activities (47.3) (110.9) (42.0) (43.7) (24.5) (14.4) Cash Flow before Financing $117.4 $(43.3) $34.7 $123.2 $(278.0) $(76.1) Impact of accelerated supplier payments (80.0) - - - - - Adjusted Cash Flow before Financing $37.4 $(43.3) $34.7 $123.2 $(278.0) $(76.1)

Reconciliations for Adjusted Operating Profit (Loss) _____________________ Note: Adjusted Operating Profit (loss) is defined as operating profit (loss) before Goodwill and fixed asset impairment charges. (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. Reconciliations of Adjusted Operating Profit (Loss) Consolidated Lift Truck(1) Bolzoni(1) Nuvera(1) FY 12/31/21 Operating Profit (Loss) $(152.3) $(86.9) $(1.8) $(62.3) Asset impairment charges 65.6 55.6 - 10.0 Nuvera inventory adjustment to estimated net realizable value 16.1 - - 16.1 Adjusted Operating Profit (Loss) $(70.6) $(31.3) $(1.8) $(36.2) Qtr. 12/31/21 Operating Profit (Loss) $(107.0) $(93.2) $(2.2) $(11.0) Asset impairment charges 55.6 55.6 - - Nuvera inventory adjustment to estimated net realizable value 1.3 - - 1.3 Adjusted Operating Profit (Loss) $(50.1) $(37.6) $(2.2) $(9.7) ($ in millions)

Reconciliations for Adjusted Net Income (Loss) _____________________ Note: Adjusted Net Income (loss) is defined as income (loss) before Goodwill and fixed asset impairment charges, valuation allowance for certain deferred tax assets and noncontrolling interest income (loss). (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. Reconciliations of Adjusted Net Income (Loss) Consolidated Lift Truck(1) Bolzoni(1) Nuvera(1) FY 12/31/21 Net income (loss) attributable to stockholders $(173.0) $(111.9) $(0.2) $(59.4) Asset impairment charges 65.6 55.6 - 10.0 Nuvera inventory adjustment to estimated net realizable value 16.1 - - 16.1 Valuation allowance for certain deferred tax assets 58.6 43.8 (1.4) 16.2 Noncontrolling interest share of impairment charges (11.7) (11.7) - - Adjusted Net Income (Loss) $(44.4) $(24.2) $(1.6) $(17.1) Qtr. 12/31/21 Net income (loss) attributable to stockholders $(103.3) $(94.6) $(2.4) $(10.9) Asset impairment charges 55.6 55.6 - - Nuvera inventory adjustment to estimated net realizable value 1.3 - - 1.3 Valuation allowance for certain deferred tax assets 19.4 12.6 0.6 6.2 Noncontrolling interest share of impairment charges (11.7) (11.7) - - Adjusted Net Income (Loss) $(38.7) $(38.1) $(1.8) $(3.4) ($ in millions)

Supplemental Information

Hyster-Yale's Global Footprint


Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Clackamas, Oregon
Clackamas Test Center
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tokyo, Japan (JV)
Sales Headquarters
Pointe-Claire, Canada
Commercial Subsidiary
Sulligent, Alabama
Attachment and Component Manufacture
Montevrain, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Ramos Arizpé, Mexico
Fabrication Manufacture
Nozay, France
Commercial Subsidiary
Hefei, China
Supply Chain Center
Weeze, Germany
Experience & Test Center
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Charlotte, North Carolina
Experience Center
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Pune, India
Engineering, Supply Chain and Marketing Center
Cavite, Philippines (JV)
Fabrication Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Singapore
Division Headquarters and Retail Dealership
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Prato, Italy
Attachment Manufacture
Prospect, Australia
Pacific Divisional Headquarters and Sales Office
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

Transforming Hyster-Yale
36
HYSTER-YALE MATERIALS HANDLING

Overview and Sources of Revenue

A leading global lift truck manufacturer

Large installed population that drives parts sales *Over 960,000 lift truck units worldwide at 12/31/21*	HY sales of ~ **95,200** lift truck units in **FY 12/31/21** *~**77,100** units sold – produced in HY plants* *~**10,600** units sold – produced by HY Maximal* ***~7,500 units sold – produced by JV or other third** parties*	Additional ~ 7,300 lift truck units sold in 2021 by Sumitomo NACCO (JV partner)

2021 Worldwide Sales by Product



Service, Rental & Other 6%
Aftermarket 15%
Nuvera <1%
Bolzoni 6%
Electric Units 31%
ICE Units (1) 42%

2021 Retail Lift Truck Shipments by End Market (2)



Food and Beverage 15%
Industrials 25%
Logistics 20%
Retail and Durable Goods 41%

2021 Lift Truck Distribution Channel Mix



National Accounts 20%
Independent Dealers 80%

(1) Includes Big Truck sales that represent 10% of total sales.

(2) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

Transforming Hyster–Yale

37

HYSTER-YALE MATERIALS HANDLING

Lift Truck Market Size Data

HY Product Launches

Launched in 2021:

- Counterbalanced
  - New modular, standard 2-3.5-ton ICE trucks for EMEA market
  - New 2.5-3-ton integrated Li-ion Cushion Electric Rider for Americas market
  - Upgrades to Fuel Cell Battery Box Replacements (BBR) for Electric Riders
- Big Trucks
  - Market launch of Stage V engine option on 8-18 ton for EU market
  - Stage V engine option for 18-22,25-32-ton forklift trucks for EU market
  - New Operator Compartment for 18-52-ton forklift trucks, Reach Stackers, and Empty Container Handlers
  - New 10-18-ton Li-ion Electric Rider for Americas and EMEA markets
- Warehouse
  - New platform-pallet truck 2-3 ton for EU market
- Additional Low Intensity Hyster® UT and Yale® UX lift trucks
  - New 1.6-ton pedestrian-pallet truck for EMEA market
  - New 4-7-ton ICE truck for APIC market
  - New 6,000 lb / 12,000 lb seated Tow Tractor for Americas market
  - New 3,000 lb Li-ion pedestrian-pallet truck for Americas market

Expected to Launch in 2022:

- HY expects to launch the 2-3.5 modular products in the Americas and JAPIC markets during 2022, as well as new warehouse products for the EMEA market and expanded options of low-intensity Hyster® UT and Yale® UX lift trucks for all regions

Above list is based on current information and launches could be adjusted based on market conditions

Transforming Hyster-Yale

39

HYSTER-YALE MATERIALS HANDLING

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology Right truck at the right price Right products for low-Intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation STRATEGIC PROJECTS OBJECTIVES/ BENEFITS

Enhanced Distribution Capabilities Intended to Increase Competitive Advantage Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Distribution Engagement


Yale®
Sales·Parts·Service
People. Products. Productivity.


PARTS
SERVICE
RENTALS


LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~900 global dealer locations

~2,600 application consultants

10,500 service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

Transforming Hyster–Yale

43

Strong Base and Opportunities to Leverage Materials Handling Solutions One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) (1) Percentages based on 2021 results.

Bolzoni Has a Strong OEM Foundation OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/21 Excludes cylinder sales to HY HOOK-ON SIDE SHIFTERS ATTACHMENTS

Nuvera Is a Transformational Opportunity Leading, Patented Technology Demand Tapered in Short-term Successful Early-Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology Experience 75+ engineers 8th generation of Fuel Cell technology 20+ years of Fuel Cell vehicle integration Application Portfolio E-45 (45kW) as well as E-60 (59kW) Fuel Cell engines SMVIC-certified First bus with E-series engine MIIT certified High-efficiency Fuel Cell stacks Intellectual Property 425+ active patents Fuel Cell core technology Separate Business Unit Focus on core product (Fuel Cell Stacks and Enginges) Leveraging Hyster-Yale strengths Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place Within Hyster-Yale Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY Venture business, with strong commercialized products, focusing on gaining sales Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, with a significant market opportunity outside the lift truck market Key sales and profitability milestones established but timing cannot be predicted with precision Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design Embedded controls For ease of integration, reliability, and durability Unique Stack architecture High efficiency and power density Telemetry Effective remote monitoring of FC engine The Port of Valencia is expected to be the first in Europe to incorporate hydrogen reach stackers into operation Nuvera FC Engines enable commercial and industrial vehicle electrification

Product Platforms: examples



Dannar® Mobile Power Station:
FC concept development



Capacity Terminal Tractors:
Fuel Cell integration



Hyster Toploader: **Demo unit**



KingLong bus: **Certification**

Different phases of the customer journey


NUVERA

Application Focus Markets

- Off-road equipment
- Trucks
- Buses
- Delivery Vans & Commercial Vehicles
- Specialty/Utility Vehicles

Transforming Hyster-Yale
49
HYSTER-YALE MATERIALS HANDLING